Exhibit 10.4
ALPHA NATURAL RESOURCES, INC. AND SUBSIDIARIES
DEFERRED COMPENSATION PLAN

DISTRIBUTION ELECTION FORM
IN-SERVICE ACCOUNT BALANCES

A Participant can maintain up to two In-Service Accounts (In-Service Account 1 and In-Service Account 2) at any time under the Alpha Natural Resources, Inc. and Subsidiaries Deferred Compensation Plan (the "Plan").  At the time a Participant first allocates amounts to In-Service Account 1 and/or In-Service Account 2, the Participant must designate the time and form of payment of the applicable In-Service Account.

A Participant must complete a separate Distribution Election Form for each In-Service Account established by the Participant.  This Distribution Election Form is with respect to the following In-Service Account (designate one):

___	In-Service Account 1

___	In-Service Account 2

Timing of Payment of In-Service Account

If a Participant designates a portion of his or her deferrals under the Plan to an In-Service Account, the Participant must designate the date on which the amounts in the In-Service Account will be paid, provided that the designated date cannot be any earlier than the first day of the sixth (6th) calendar year following the initial filing of this form.  The Participant hereby designates the following date for the distribution of his or her In-Service Account:

_______________ (a date which cannot be earlier than the first day of the sixth (6th) calendar year following the initial filing of this form).

Please note that if the Participant Separates from Service prior to the payment date specified above, the Participant's In-Service Account shall be paid to the Participant on the six (6) month anniversary of the Participant's Separation from Service in the form of a single lump sum payment.

Form of Payment of In-Service Account

If a Participant designates a portion of his or her deferrals under the Plan to an In-Service Account, the Participant must elect the form in which the amounts in the In-Service Account will be paid.  The Participant hereby elects the following form of distribution:

___	Single lump sum payment; or

___	Substantially equal annual installments over a period of up to five (5) years, as designated below:

____	Number of annual installments (up to five (5) years)

Please note that if the Participant Separates from Service prior to the payment date specified above, the Participant's In-Service Account shall be paid to the Participant on the six (6) month anniversary of the Participant's Separation from Service in the form of a single lump sum payment.

In addition, if a Participant does not elect a time and form of distribution with respect to your Separation from Service on or after attaining age fifty-five (55) when you are first eligible to participate in the Plan, the Participant shall be deemed to have elected to receive the Participant's In-Service Account Balance in the form of a single lump sum payment on the first day of the sixth (6th) calendar year following the initial filing of this form.

Postponing Payment of In-Service Account

A Participant may elect to postpone, but not accelerate, the specified payment date initially designated by filing a new election form, provided all of the following conditions are satisfied:

(1) the new payment date cannot take effect until twelve (12) months after the date the new election form is filed with the Management Administrator;

(2) the new payment date must be at least five (5) years after the original payment date; and

(3) the new election must be made at least twelve (12) months before the date the payment was originally scheduled to be made (or begin).

If this form is being filed to elect a new payment date in accordance with the requirements specified above, the Participant should check the line below, indicate whether this form is being filed with respect to In-Service Account 1 or In-Service Account 2 at the top of the form and complete the "Timing of Payment of In-Service Account" section above.

___	This form is being filed to elect a new payment date in accordance with the requirements specified above

If you die before your In-Service Accounts have begun to be distributed, your In-Service Accounts shall be distributed to your designated beneficiary in the form of a single lump sum payment within sixty (60) days following your death.  If you die after your In-Service Accounts have begun to be distributed, any remaining amounts in your In-Service Accounts shall be distributed to your designated beneficiary at the same time and in the same manner as if you had survived.

This election shall be subject to the Plan and any amendments thereto.  All of the terms and conditions of the Plan are incorporated herein.

WITNESS my signature this ____ day of ________, 20__.

Participant
Receipt acknowledged:

Management Administrator of the
Alpha Natural Resources, Inc. and Subsidiaries
Deferred Compensation Plan

Dated